STEIN ROE
INSTITUTIONAL CLIENT HIGH YIELD FUND

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PROSPECTUS
NOVEMBER 1, 2001

















ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    STEIN ROE
                                                                    MUTUAL FUNDS

CONTENTS

         The Fund                                                            3
                  Investment Goals                                           3
                  Principal Investment Strategies                            3
                  Principal Investment Risks                                 4
                  Fund Performance                                           5
                  Your Expenses                                              7

         Financial Highlights                                                9

         Your Account                                                       11
                  Purchasing Shares                                         11
                  Determining Share Price                                   11
                  Selling Shares                                            12
                  Fund Policy on Trading of Fund Shares                     12
                  Dividends and Distributions                               13

         Other Investments and Risks                                        15
                  Initial Public Offerings                                  15
                  Mortgage-Backed Securities                                15
                  Asset-Backed Securities                                   16
                  When-Issued Securities and Forward Commitments            16
                  Zero Coupon Securities                                    17
                  Payable-In-Kind Bonds                                     17
                  Illiquid Investments                                      17
                  Portfolio Turnover                                        17
                  Interfund Lending Program                                 17
                  Temporary Defensive Positions                             17

         The Fund's Management                                              19
                  Investment Advisor                                        19
                  Portfolio Managers                                        19
                  Master/Feeder Fund Structure                              20

         For More Information                                               21





Please keep this prospectus as your reference manual.

THE FUND

INVESTMENT GOALS

         The Fund seeks its total return by investing for a high level of current income and capital growth.

PRINCIPAL INVESTMENT STRATEGIES

         The Fund invests all of its assets in SR&F High Yield Portfolio (the "Portfolio") as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, high-risk bonds. These securities are rated at the time of purchase:

         -        below BBB by Standard & Poor's,

         -        below Baa by Moody's Investors Service, Inc.,

         - with a comparable rating by another nationally recognized rating agency, or

         - unrated securities that Stein Roe believes to be of comparable quality.

         The Portfolio may invest in any type of debt securities, including corporate bonds and mortgage-backed and asset-backed securities.

         The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

         Although the Portfolio will invest primarily in debt securities, the Portfolio may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

         In determining whether to buy or sell securities, the portfolio managers evaluate relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio managers may be required to sell portfolio investments to fund redemptions. The Portfolio may invest in securities of any maturity.

         Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investments and Risks".

PRINCIPAL INVESTMENT RISKS

         The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

         Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with comparable funds.

         Interest rate risk is the risk of change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

         Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or preceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

         Lower-rated debt securities, commonly referred to as "junk bonds", involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

         An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. (See "Tax Consequences.")

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         WHO SHOULD INVEST IN THE FUND?

         You may want to invest in Institutional Client High Yield Fund if you:

         - want the high return potential associated with investing in lower-rated bonds and can tolerate the high level of risk associated with such securities

         - are a long-term investor looking to diversify your investment portfolio with high-yield, high-risk fixed-income securities

         Institutional Client High Yield Fund is not appropriate for investors who:

         -        are saving for a short-term investment

         -        want a relatively low-risk fixed-income investment

         -        want to avoid volatility or possible losses

         -        are not interested in generating taxable current income

FUND PERFORMANCE

         The following charts show the Fund's performance for calendar years through Dec. 31, 2000. The returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

         YEAR-BY-YEAR TOTAL RETURNS

         Year-by-year calendar total returns show the Fund's volatility over a period of time. This chart illustrates performance differences for the calendar year and provides an indication of the risks of investing in the Fund.

                                   [BAR GRAPH]

         ------------------------------------------------------------------
           10.00%
            5.00%                                          8.98%
            0.00%                                4.90%
          - 5.00%                                                    -8.71%
          -10.00%
         ------------------------------------------------------------------
                                                 1998      1999       2000
         ------------------------------------------------------------------

         Institutional Client High Yield Fund

         The Fund's year-to-date total return through Sept. 30, 2001, was -1.19%.
         For period shown on the chart above:
         Best quarter: 1st quarter 1998, +6.37%
         Worst quarter: 4th quarter 2000, -6.21%


         Average annual total returns are a measure of the Fund's average performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. We compare the Fund's returns with returns for the Merrill Lynch High Yield Master II Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.

         ---------------------------------------------------------------------------------------------
                                                                  PERIODS ENDING DEC. 31, 2000
                                                            ------------------------------------------
                                                                                 SINCE INCEPTION
                                                                1 YR             (FEB. 14, 1997)
         ---------------------------------------------------------------------------------------------
         Institutional Client High Yield Fund                  -8.71%                  4.47%

         Merrill Lynch High Yield Master II Index*             -5.12%                  2.73%

         *The Merrill Lynch High Yield Master II Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment. Performance information is from Feb. 28, 1997.

YOUR EXPENSES

         This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares. However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

         -----------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES(a)
         (expenses that are deducted from Fund assets)
         -----------------------------------------------------------------------
         Management fees(b)                                              0.65%
         Distribution (12b-1) fees                                        None
         Other expenses                                                  0.30%
         -----------------------------------------------------------------------
         TOTAL ANNUAL FUND OPERATING EXPENSES(c)                         0.95%

         (a) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
         (b) The Portfolio pays a management fee of 0.50% and the Fund pays an administration fee of 0.15%.
         (c) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.50%. As a result, the actual management fee would be 0.20% and total annual fund operating expenses would be 0.50%. This arrangement may be modified or terminated by the advisor at any time.

         EXPENSE EXAMPLE

         This example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the same hypothetical assumptions that other funds use in their prospectuses:

         -        $10,000 initial investment

         -        5% total return each year

         -        Fund operating expenses remain the same

         -        redemption at the end of each time period

         Your actual costs may be higher or lower because in reality fund returns and other expenses change. This example reflects expenses of both the Fund and the Portfolio. Expense reimbursements are in effect for the first year in the periods below. Expenses based on these assumptions are:

         -----------------------------------------------------------------------------------------------
                                                             1 yr      3 yrs      5 yrs       10 yrs
         -----------------------------------------------------------------------------------------------
         Institutional Client High Yield Fund                $97       $303       $525        $1,166

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years or since inception (if shorter), which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 800-338-2550.


--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Period
                                                                                                                   ended
                                                                             Year ended June 30,                 June 30,
                                                                  -------------------------------------------------------
                                                                   2001       2000(f)       1999        1998      1997(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $8.88       $ 9.85     $  10.65    $  10.21  $  10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                            0.88         1.04         0.87        0.88      0.33
Net realized and unrealized loss                                   (1.21)       (0.90)       (0.49)       0.58      0.21
                                                                   -----        -----        -----       -----     -----
TOTAL FROM INVESTMENT OPERATIONS                                   (0.33)        0.14         0.38        1.46      0.54
                                                                   -----        -----        -----       -----     -----

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
Net investment income                                              (0.87)       (1.06)       (0.87)      (0.88)    (0.33)
In excess of net investment income                                   --         (0.02)         --          --        --
From net realized gains                                              --         (0.03)       (0.31)      (0.14)      --
                                                                   -----        -----        -----       -----     -----
TOTAL DISTRIBUTIONS DECLARED TO SHAREHOLDERS                       (0.87)       (1.11)       (1.18)      (1.02)    (0.33)
                                                                   -----        -----        -----       -----     -----

NET ASSET VALUE, END OF PERIOD                                     $7.68       $ 8.88     $   9.85    $  10.65  $  10.21

Total return(c)(g)                                                 (3.84)%       1.38%        4.20%      14.88%     5.48%(d)

RATIOS TO AVERAGE NET ASSETS
Expenses                                                            0.50%        0.50%        0.50%       0.50%     0.50%(e)
Net investment income                                              10.68%       11.14%        8.72%       8.31%     8.76%(e)
Waiver/reimbursement                                                0.45%        0.47%        0.47%       0.78%     2.09%(e)


Net assets, end of period (000's)                                 $60,346      $51,692       $55,395     $35,157   $25,674

(a)  From commencement of operations on February 14, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Computed giving effect to the advisor's expense limitation undertaking.
(d)  Not annualized.
(e)  Annualized.

(f) Prior year financial highlights have been restated to reflect the correction of an error related to the improper accounting of investment cost. For the Stein Roe Institutional Client High Yield Fund, the effect of this correction for the fiscal year ended June 30, 2000 was to increase the net realized and unrealized gain (loss) on investments per share by $0.10, decrease the ratio of net investment income to average net assets by one basis point and increase end of period net assets by $560,958. Performance increased by 101 basis points.
(g)  Total return at net asset value assuming all distributions reinvested.

YOUR ACCOUNT

PURCHASING SHARES

         You will not pay a sales charge when you purchase Fund shares. Your purchases are made at the net asset value next determined after the Fund receives your check, wire transfer or electronic transfer. The initial purchase minimum is $250,000 and the minimum subsequent investment is $10,000. Third-party checks will not be accepted. All checks must be made payable in U.S. dollars and drawn on U.S. banks. For more information on how to purchase Fund shares, please call Stein Roe Retirement Services at 800-322-1130.

         An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts it. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its investors.

         TRANSACTIONS THROUGH THIRD PARTIES

         If you purchase or sell Fund shares through certain broker-dealers, banks or other intermediaries, they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase or sell shares directly from the Fund, except those fees described in this prospectus.

         If an intermediary is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the New York Stock Exchange ("NYSE") and transmit those orders separately for execution at the net asset value next determined.

  DETERMINING SHARE PRICE

         The Fund's share price is its net asset value next determined. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine net asset value at the close of regular trading on the NYSE--normally 4 p.m. Eastern time, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. If you place an order after that time, you receive the share price determined on the next business day.

         Securities for which market quotations are readily available at the time of valuation are valued on that basis. We value long-term straight-debt securities for which market quotations are not readily available at fair value. Pricing services provide the Fund with the value of the securities. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by Stein Roe based on quotations for comparable securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

         We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

SELLING SHARES

         You may sell your shares any day the Fund is open for business. Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions.

         The Fund redeems shares at the net asset value next determined after an order has been accepted. We mail proceeds within seven days after the sale.

         If the amount you redeem is in excess of the lesser of (1) $250,000 or
         (2) 1% of the Fund's assets, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

         Except with respect to IRA accounts, if your account value falls below $250,000 (other than as a result of depreciation in share value), the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens.

FUND POLICY ON TRADING OF FUND SHARES

         The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually.

         A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

         A capital gain is the increase in value of a security that the Portfolio holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short term or long term depending on whether the Portfolio held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

         When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of the Fund unless you elect to have distributions paid by check.

         Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and a distribution check is returned to the Fund as undeliverable, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of the Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

         TAX CONSEQUENCES

         You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional Fund shares. If the Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

--------------------------------------------------------------------------------
TRANSACTION                                       TAX STATUS
--------------------------------------------------------------------------------

Income dividend                                   Ordinary income

Short-term capital gain distribution              Ordinary income

Long-term capital gain distribution               Capital gain

Sale of shares owned one year or less             Gain is ordinary income; loss
                                                  is subject to special rules

Sale of shares owned more than one year           Capital gain or loss
--------------------------------------------------------------------------------

         In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging Fund shares. Such transactions may be subject to federal income tax.

         This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

OTHER INVESTMENTS AND RISKS

         The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Portfolio may make and the risks associated with them. In seeking to achieve its investment goals, the Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.

 INITIAL PUBLIC OFFERINGS

         The Portfolio may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering ("IPO"). An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Portfolio buys in an IPO may change substantially from the price the Portfolio paid, soon after the IPO ends. In the short term, the price change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be of any size or age at the time of their IPO, they are often smaller in size and have a limited operating history which could create greater market volatility for the securities. The advisor intends to limit the Portfolio's IPO investments to issuers whose debt securities the Portfolio already owns, or issuers which the advisor has specially researched before the IPO. The Portfolio does not intend to invest more than 5% of its assets in IPOs and does not intend to buy them for the purpose of immediately selling (also known as flipping) the security after its public offering.

MORTGAGE-BACKED SECURITIES

         The Portfolio may invest in mortgage-backed securities, which are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

         Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a service and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

         Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

         Real estate mortgage investment conduits (REMICs) are multiclass securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interests in real property such as single family homes.

ASSET-BACKED SECURITIES

         Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

ZERO COUPON SECURITIES

         The Portfolio may invest in zero coupon securities. These securities do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

PAYABLE-IN-KIND BONDS

         The Portfolio may invest in payable-in-kind bonds which are bonds that pay interest in the form of additional securities. These bonds are subject to greater price volatility than bonds that pay cash interest on a current basis.

ILLIQUID INVESTMENTS

         The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

PORTFOLIO TURNOVER

         There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe expects it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment, although to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Portfolio will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

INTERFUND LENDING PROGRAM

         The Fund and Portfolio may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

TEMPORARY DEFENSIVE POSITIONS

         At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Portfolio's normal investment activities.


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
         During such times, the Portfolio may, but is not required to, invest in cash or high-quality, short-term debt securities without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.











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
THE FUND'S MANAGEMENT

INVESTMENT ADVISOR

         Stein Roe & Farnham Incorporated ("Stein Roe"), located at One South Wacker Drive, Chicago, IL 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe manages the Portfolio's day-to-day business, including placing all orders for the purchase and sale of the Portfolio's securities. Stein Roe (and its predecessor) has been an investment advisor since 1932. For the fiscal year ended June 30, 2001, aggregate advisory fees paid to Stein Roe by the Fund indirectly as a shareholder of the Portfolio amounted to 0.05% of average net assets.

         Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group ("LFG") that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. ("Colonial"). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Stein Roe and Colonial are registered investment advisors. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

         Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS

         Stephen F. Lockman, a senior vice president of Stein Roe, has been manager of the Portfolio since 1997. Mr. Lockman was associate manager of the Portfolio from November, 1996 to February, 1997. Mr. Lockman was a senior research analyst for Stein Roe's fixed income department from 1994, when he joined Stein Roe, to 1997. A chartered financial analyst, Mr. Lockman earned a bachelor's degree from the University of Illinois and a master's degree from DePaul University.

         Jeffrey M. Martin, a vice president and senior analyst of Stein Roe, has been co-manager of the Portfolio since December, 2000 and has been affiliated with the Portfolio and the Stein Roe High Yield Fund as an analyst or associate portfolio manager since 1996. Mr. Martin joined Stein Roe in 1993. He received his B.S. degree from the State University of New York at Albany and his M.B.A. degree from St. John's University.

MASTER/FEEDER FUND STRUCTURE

         Unlike mutual funds that directly acquire and manage their own portfolios of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities which has investment goals and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

FOR MORE INFORMATION

Additional information about the Portfolio's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Fund's Statement of Additional Information for more information on the Fund and the securities in which the Portfolio invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information or to request other information about the Fund, by writing or calling:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC, 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Investment Company Act file number:
 Liberty-Stein Roe Funds Trust:  811-07997
 -  Stein Roe Institutional Client High Yield Fund

LIBERTY FUNDS DISTRIBUTOR, INC.



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                                                        STEIN ROE
                                                        MUTUAL FUNDS
                                                        ONE FINANCIAL CENTER
                                                        BOSTON, MA 02111-2621
                                                        800-338-2550





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